SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): August 25, 1997

          BEAR STEARNS ASSET BACKED SECURITIES, INC. (as depositor under the Sale and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of Life Financial Home Loan Owner Trust 1997-2,
          Loan Asset Backed Notes)

       -------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                    333-26051        13-3836437
----------------------------       ------------   ------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)             File Number)   Identification No.)

245 Park Avenue
New York, NY                                           10167
----------------------                              ----------
(Address of Principal                               (ZIP Code)
 Executive Offices)

Registrant's telephone number, including area code: (212) 272-4095
                                                    --------------

Item 5.  Other Events.
----     ------------

Filing of Structural Term Sheets, Computational Materials and Collateral
------------------------------------------------------------------------
Terms Sheets
------------

     In connection with the offering of Life Financial Home Loan Owner Trust 1997-2, Loan Asset Backed Notes (the "NOTES"), Bear, Stearns & Co. Inc., as underwriter (the "UNDERWRITER") of the Notes, has prepared certain structural terms sheets ("STRUCTURAL TERM SHEETS") related computational materials
("COMPUTATIONAL MATERIALS") and related collateral term sheets ("COLLATERAL TERM SHEETS") for distribution to potential investors. Although the
Registrant provided the Underwriter certain information regarding the characteristics of the assets in the related portfolio of home loans, the Registrant did not participate in the preparation of the Structural Term Sheets, Computational Materials or Collateral Term Sheets. Prior to or concurrently with the filing hereof, pursuant to Rule S-T of Regulation 202, the Registrant is filing the Collateral Term Sheets and Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Collateral Term Sheets for Life Financial
               Home Loan Owner Trust 1997-2, Loan Asset
               Backed Notes.

          99.2 Computational Materials for Life Financial
               Home Loan Owner Trust 1997-2, Loan Asset
               Backed Notes.

          99.3 Structural Term Sheet for Life Financial
               Home Loan Owner Trust 1997-2, Loan Asset
               Backed Notes.



                                  SIGNATURES

     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, on August 27, 1997.


                              BEAR STEARNS ASSET BACKED
                                 SECURITIES, INC.


                              By: /s/ William J. Montgoris
                                  --------------------------------
                                   William J. Montgoris
                                   Executive Vice President and
                                   Treasurer






 IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COLLATERAL TERMS SHEETS
              ARE BEING FILED IN PAPER PURSUANT TO A CONTINUING
                             HARDSHIP EXEMPTION.


                               Exhibit 99.1
                               ------------


                            COLLATERAL TERM SHEETS

                                     for

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.

                 Life Financial Home Loan Owner Trust 1997-2,

                           Loan Asset Backed Notes




IN  ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COLLATERAL TERMS SHEETS
ARE    BEING     FILED    IN     PAPER    PURSUANT     TO    A     CONTINUING
                             HARDSHIP EXEMPTION.




                                Exhibit 99.2
                                ------------


                           COMPUTATIONAL MATERIALS

                                     for

                 BEAR, STEARNS ASSET BACKED SECURITIES, INC.

                 Life Financial Home Loan Owner Trust 1997-2,

                           Loan Asset Backed Notes